Exhibit 99.3

A New Breed of Battery Investor Presentation June 2021

Disclaimer INDUSTRY AND MARKET DATA Although all information and opinions and or other information expressed in this presentation (this “Presentation”), including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Solid Power, Inc. (“Solid Power” or the “Company”) and Decarbonization Plus Acquisition Corporation III (“DCRC”) have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Solid Power and DCRC, which are derived fromtheir respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, completeorto constitute all the information necessary to adequately make an informed decision regarding your engagement with Solid Power and DCRC. FORWARD-LOOKING STATEMENTS This Presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 and the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Solid Power’s and DCRC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Solid Power and DCRC. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination between Solid Power and DCRC (the “Proposed Business Combination”), including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the equity holders of DCRC or Solid Power is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Solid Power; risks related to the rollout of Solid Power’s business and the timing of expected business milestones; the effects of competition on Solid Power’s business; supply shortages in the materials necessary for the production of Solid Power’s products; risks related to original equipment manufacturers and other partners being unable or unwilling to initiate or continue business partnerships on favorable terms; the termination or reduction of governmentclean energy and electric vehicle incentives; delays in the construction and operation of production facilities; the amount of redemption requests made by DCRC’s public equity holders; the ability of DCRC or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future; and those factors discussed below and in DCRC’s final prospectus filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2021 under the heading “Risk Factors” and other documents of DCRC filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DCRC nor Solid Power presently know or that DCRC and Solid Power currently believeare immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DCRC’s and Solid Power’s expectations, plans or forecasts of future events and views as of the date of this Presentation. DCRC and Solid Power anticipate that subsequent events and developments will cause DCRC’s and Solid Power’s assessments to change. However, while DCRC and Solid Power may elect to update these forward-looking statements at some point in the future, DCRC and Solid Power specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DCRC’s and Solid Power’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Solid Power, DCRC, nor any of their respective affiliates have any obligation to update thisPresentation. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Solid Power. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherentlyuncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward-Looking Statements” section above as well as the risk factors described below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Neither DCRC’s nor Solid Power’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect theretofor the purpose of this Presentation. 2

Disclaimer (cont’d) IMPORTANT INFORMATION AND WHERE TO FIND IT In connection with the Proposed Business Combination, DCRC plans to file a registration statement on Form S-4 (the “RegistrationStatement”) with the SEC, which will include a proxy statement/prospectus of DCRC. DCRC also plans to file other documents and relevant materials with the SEC regarding the Proposed Business Combination. After the Registration Statement has been cleared by the SEC, a definitive proxy statement/prospectus will be mailed to the stockholders of DCRC. SECURITYHOLDERS OF DCRC AND SOLID POWER ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about DCRC and Solid Power once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. PARTICIPANTS IN THE SOLICITATION DCRC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of DCRC in connection with the Proposed Business Combination. Solid Power and its officers and directors may also be deemed participants in such solicitation. Securityholders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRC’s executive officers and directors in the solicitation by reading DCRC’s final prospectus filed with the SEC on March 25, 2021 and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the Proposed Business Combination when they become available. Information concerning the interests of DCRC’s participants in the solicitation, which may, in some cases, be different than those of DCRC’s stockholders generally, will be set forth in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus to be filed by DCRC with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA, EBITDA Margin and Free Cash Flow, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). DCRC and Solid Power believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Solid Power’s financial condition and results of operations. DCRC and Solid Power believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Solid Power’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitationofthese non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Solid Power’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. TRADEMARKS AND TRADE NAMES Solid Power and DCRC own or have rights to various trademarks, service marks and trade names that they use in connection withthe operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Solid Power or DCRC, or an endorsement or sponsorship by or of Solid Power or DCRC. Solely for convenience, the trademarks, servicemarks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Solid Power or DCRC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 3

Risk Factors RISK RELATED TO DEVELOPMENT AND COMMERCIALIZATION RISK RELATED TO LIMITED OPERATING HISTORY We face significant challenges in our attempt to develop our products and produce them at high volumes with We are an early stage company with a history of financial losses and expect to incur significant expenses and acceptable performance, yields and costs. The pace of development in materials science is often not predictable. continuing losses for the foreseeable future. Delays or failures in accomplishing particular development objectives may delay or prevent successful Our limited operating history makes evaluating our business and future prospects difficult and may increase the risk commercialization of our products. of your investment. If our batteries fail to perform as expected, our ability to develop, market, and sell our batteries could be harmed. If we fail to effectively manage our future growth, we may not be able to market and sell our battery cells Our relationships with our partners are subject to various risks which could adversely affect our business and future successfully. prospects. There are no assurances that we will be able to commercialize solid-state batteries from our joint Our management has limited experience in operating a public company. development relationships with our partners. We are subject to risks relating to the construction and development activities of our manufacturing facilities. RISK RELATED TO INTELLECTUAL PROPERTY We rely on complex machinery for our operations, and production involves a significant degree of risk and We rely heavily on our intellectual property, which includes patent rights, trade secrets, copyrights and know-how. If uncertainty in terms of operational performance and costs. we are unable to protect our intellectual property rights, our business and competitive position would be harmed. If our planned manufacturing plants do not become operable on schedule, or at all, or become inoperable, Our patent applications may not result in issued patents, which would result in the disclosures in those applications production of our battery cells and our business will be harmed. being available to the public. Also, our patent rights may be contested, circumvented, invalidated or limited in scope, Substantial increases in the prices for our raw materials and components, some of which are obtained in volatile any of which could have a material adverse effect on our ability to prevent others from interfering with our markets where demand may exceed supply, could materially and adversely affect our business. commercialization of our products. We may be unable to adequately control the costs associated with our operations and the components necessary to We have not performed exhaustive searches or analyses of the intellectual property landscape of the battery build our solid-state battery cells, and, if we are unable to control these costs and achieve cost advantages in our industry, therefore, we are unable to guarantee that our technology does not infringe intellectual property rights of production of our solid-state battery cells at scale, our business will be adversely affected. third parties. We may need to defend ourselves against intellectual property infringement claims, which may be If we are unable to attract and retain key employees and qualified personnel, our ability to compete could be time-consuming and could cause us to incur substantial costs. harmed. Our insurance coverage may not be adequate to protect us from all business risks. RISK RELATED TO FINANCE AND ACCOUNTING Our facilities or operations could be damaged or adversely affected as a result of natural disasters and other Our expectations and targets regarding the times when we will achieve various technical, pre-production and catastrophic events. production objectives depend in large part upon assumptions, estimates, measurements, testing, analyses and data We have been, and may in the future be, adversely affected by the global COVID-19 pandemic. developed and performed by us. If these assumptions, estimates, measurements, testing, analyses or data prove to be incorrect or flawed, our actual operating results and performance may suffer or fail to meet expectations. RISK RELATED TO INDUSTRY AND MARKET TRENDS Our projections are subject to significant risks, assumptions, estimates and uncertainties. As a result, our actual The battery industry and its technology are rapidly evolving and may be subject to unforeseen changes, such as future revenues, gross margin, EBITDA, EBITDA margin, expenses and free cash flow may differ materially from our technological developments in existing technologies or new developments in competitive technologies that could projections. adversely affect the demand for our battery cells. Incorrect estimates or assumptions by management in connection with the preparation of our financial statements The battery market continues to evolve and is highly competitive, and we may not be successful in competing in this could adversely affect our reported assets, liabilities, income, revenue or expenses. market or establishing and maintaining confidence in our long-term business prospects among current and future Our failure to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-partners and customers. Oxley Act could have a material adverse effect on our business. Our future growth and success are dependent upon consumers’ willingness to adopt electric vehicles. Our ability to utilize our net operating losses and tax credit carryforwards to offset future taxable income may be We may not succeed in attracting customers during the development stage or for high volume commercial subject to certain limitations. production, and our future growth and success depend on our ability to attract customers. The unavailability, reduction or elimination of government and economic incentives could have a material adverse We may not be able to accurately estimate the future supply and demand for our batteries, which could result in a effect on our business, prospects, financial condition and operating results. variety of inefficiencies in our business and hinder our ability to generate revenue. If we fail to accurately predict our manufacturing requirements, we could incur additional costs or experience delays. 4

Risk Factors (cont’d) RISKS RELATED TO LEGAL AND REGULATORY COMPLIANCE RISKS RELATED TO THE BUSINESS COMBINATION We are subject to regulations regarding the storage and handling of various products. We may become subject to Following the consummation of the Business Combination, DCRC’s sole material asset will be its direct equity product liability claims, which could harm our financial condition and liquidity if we are not able to successfully interest in Solid Power and will be accordingly dependent upon distributions from Solid Power to pay taxes and defend or insure against such claims. cover its corporate and other overhead expenses and pay dividends, if any, on its Class A common stock. From time to time, we may be involved in litigation, regulatory actions or government investigations and inquiries, If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market which could have an adverse impact on our profitability and consolidated financial position. price of DCRC’s securities or, following the consummation of the Business Combination, the combined company’s We are subject to substantial regulation, including but not limited to export control regulations that govern our securities, may decline. technology, and unfavorable changes to, or failure by us to comply with, these regulations could substantially harm There can be no assurance that the combined company’s Class A common stock will be approved for listing on our business and operating results. Nasdaq or that the combined company will be able to comply with the continued listing standards of Nasdaq. We will incur significant increased expenses and administrative burdens as a public company, which could have an Subsequent to the consummation of the Business Combination, the combined company may be required to take adverse effect on our business, financial condition and results of operations. write-downs or write-offs, or the combined company may be subject to restructuring, impairment or other charges Our battery technology and our website, systems, and data we maintain may be subject to intentional disruption, that could have a significant negative effect on the combined company’s financial condition, results of operations other security incidents, or alleged violations of laws, regulations, or other obligations relating to data handling that and the price of our Class A common stock, which could cause you to lose some or all of your investment. could result in liability and adversely impact our reputation and future sales. This area of the law develops at a rapid DCRC and Solid Power will incur significant transaction costs in connection with the Business Combination. pace and we may not be able to monitor and react to all developments in a timely manner. As legislation continues The consummation of the Business Combination is subject to a number of conditions and if those conditions are not to develop and security incidents continue to evolve, we may be required to expend significant resources to continue satisfied or waived, the expected Business Combination may not be completed. to modify or enhance our protective measures to comply with such legislation and to detect, investigate and Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or remediate vulnerabilities to security incidents. Any future failure by us to comply with applicable cybersecurity or prevent the completion of the Business Combination. data privacy legislation could have a material adverse effect on our business, reputation, results of operations or financial condition. We are subject to various existing and future environmental health and safety laws, which may result in increased compliance costs or additional operating costs and restrictions. Failure to comply with such laws and regulations may result in substantial fines or other limitations that could adversely impact our financial results or operations. We are subject to multiple environmental permitting processes at the national, sub-national, and/or local level. Failure to obtain key permits and approvals may adversely impact our business. We are subject to anti-corruption, anti-bribery, anti-money laundering, financial and economic sanctions and similar laws, and non-compliance with such laws can subject us to administrative, civil and criminal fines and penalties, collateral consequences, remedial measures and legal expenses, all of which could adversely affect our business, results of operations, financial condition and reputation. 5

Transaction Summary

Offering Size	• Decarbonization Plus Acquisition Corporation III (NASDAQ: DCRC) is a publicly listed special purpose acquisition company with approximately $350 million of cash held in trust. DCRC has entered into a business combination agreement with Solid Power • PIPE size of $165 million
Valuation	• Transaction reflects an approximate $1.2 billion enterprise value • Implies a steep discount to peer trading levels
Pro-Forma Capital Structure	• Net of transaction expenses, Solid Power will have $599 million of cash to fund operations and growth[1] • No additional capital requirements necessary to deliver on business plan
Pro-Forma Ownership	• ~67% existing Solid Power shareholders, ~24% SPAC and founder shares, ~9% PIPE investors
Listing / Ticker	• NASDAQ: SLDP (post-merger)

Decarbonization Team & Investment Focus



Erik Anderson | Chief Executive Officer

- Founder & CEO, WestRiver Group
- Exclusive focus on innovation economy, disrupter/attacker business models, brand leaders in breakthrough categories
- Early-stage investor history: Docusign, Teledoc, TopGolf



Robert Tichio | Chairman

- 16-year history, Riverstone Holdings LLC
- Partner; Menlo Park & New York
- ESG & Sustainability investment strategy oversight

- DCRC priced IPO in March 2021
- Exclusive focus on six decarbonization families:

1. Electrification of transport
2. Greening of fossil fuels
3. Grid flexibility & resilience
4. Agriculture
5. Next generation liquids fuels (e.g., hydrogen)
6. Next horizon resource use (e.g., smart buildings)

1. Assumes no redemptions from public stockholders of DCRC.

Solid Power | DCRC
6

Solid Power is the Leader in All-Solid-State Batteries ("ASSBs")

Developing and producing OEM-validated batteries and materials on industry standard equipment

Company Highlights	Key Investment Highlights
8 Years of R&D Founded in 2012	Disruptive, Scalable Business Model Addressing ~$500bn+ Market[1]
3 Years of Manufacturing Development Pilot Production Facility Operational Since 2019	Proven Low-Cost Manufacturing Process at Pilot Scale
62 Employees World Class Team	Joint Development Agreements with Two Leading Auto OEMs
Closed $130mm Series B Led By BMW, Ford and Volta	Capital-Light Business Model
Production Line Cells Validated by Multiple OEMs & Tier-1 Battery Producers	Extensive IP Portfolio and Trade Secrets
	Experienced and Deep Management Team
	Leading Investors: A123 Systems, BMW, Ford, Hyundai, Samsung, SANOh, Solvay, umicore, Volta

Industry leader in All-Solid-State science and commercialization

1. See Slide 15. Battery opportunity assumes 70 kWh pack sizes and $75 / kWh.

Solid Power | DCRC
7

Solid Power's All-Solid-State Platform is a Revolutionary Advancement

Significant improvements over lithium-ion

Range	Battery Life	Safety	Cost	Next Gen
482 vs 266 miles[1]	More than double the current 8-year calendar life[2]	Non-volatile, 100% solid-state	Lower material and pack system costs at scale	Compatible with next gen cathodes driving the next leap

Note: Solid Power cell performance metrics are initial commercialization design targets for lithium metal anode cell.
1. Comparison based on a 77 kWh lithium-ion pack with cylindrical cells (i.e. Tesla Model 3 Pack) with a system volume of 329 L. Solid Power mileage assumes a constant 329 L system volume delivering 138 kWh with a pack mass of 481 kg utilizing lithium metal anode cell design. 2. Solid Power estimates.

Solid Power | DCRC
8

Real Results on the Path to Commercialization Rapid performance and manufacturing achievements with only $39mm of invested capital through Q1 2021 20 Ah 2 Ah 2020 0.2 Ah 2020 2019 22-Layer, 9 x 20 cm Cell 1-Layer, 5 x 10 cm Cell 10-Layer, 5 x 10 cm Cell Automotive Dimensions Independently tested by Auto OEMs, Tier-1 battery manufacturers and material suppliers1 Note: Lithium metal cell pouches shown. Each cell layer refers to the number of double-sided cathodes. 1. 0.2 Ah and 2 Ah cells have been independently tested to date with 20 Ah independent testing pending. 9

World-Class Partners are Committed to Electric Vehicles 25 electrified BEV, W PHEV models by 22bn by 2025 2023 into electrification, nearly 2x its previous commitment “By 2022, each of our four automotive plants Ford is “all in and will not cede ground to in Germany will be capable of manufacturing anyone” in delivering EV’s fully-electric vehicles” “We are accelerating all our plans – breaking constraints, increasing battery capacity, improving “2 million BEVs delivered to customers by On May 3rd, 2021 Solid Power announced the expansion of costs and getting more electric vehicles into our the end of 2025” Joint Development Agreements with BMW and Ford product cycle plan” “Being a leader in advanced battery technology “Solid Power now plans to begin producing automotive-scale batteries on the “Solid-state battery technology is important is of the utmost importance for BMW…We now company’s pilot production line in early 2022 as a result of our partners’ to the future of electric vehicles, and that’s have taken our next step on this path with Solid continued commitment to Solid Power’s commercialization efforts” why we’re investing directly” – Doug Campbell, CEO and Co-Founder of Solid Power. Power” -Frank Weber – Member of the Board of Management Both Ford and the BMW Group will receive full-scale 100 Ah cells for Ted Miller -Manager of Electrification Subsystems and Power Supply Research automotive qualification testing and vehicle integration … and the Platform Source: Company press releases. 10

Experienced Management Team

Extensive history in battery science, materials and manufacturing



Doug Campbell
Co-Founder / CEO, Chairman

- Startup veteran with extensive experience in defense, space and energy storage
- Previous Founder, CEO and Chairman of Roccor and Co-Founder of i2C Solutions
- MS (Civil Engineering), University of New Mexico



Josh Garrett
Chief Technology Officer

- Previously the Energy Storage Program Manager at ADA Technologies
- MS (Mechanical Engineering), Colorado State University



Derek Johnson
Chief Operations Officer

- Previously served as Vice President of Global Research and Development at A123 Systems
- Ph.D. (Chemical and Biological Engineering), Colorado State University



Dave Jansen
President

- Former President and CEO, Advanced Distributed Sensor Systems, Inc. Seasoned management experience in growth companies
- BS (Electrical Engineering), University of Arizona



Pu Zhang
VP, R&D

- Former Director of Research at Navitas Systems
- Former Principal Research Scientist at A123 Systems
- Ph.D. (Chemistry), Brown University



Brandon Kelly
VP, Engineering

- Former Senior Mechanical Engineer at MKS Instruments
- Ph.D. (Mechanical Engineering / Material Science), Colorado State University



Steve Fuhrman
Chief Financial Officer

- Previously served as CFO or Finance VP for Digi-Data, Picosecond Pulse Labs, Rapt Media and The Synergy Company
- BS (Accounting), University of Denver



Alexandra Gold
VP, Operations

- Former Project Manager at Agilent Technologies
- Former Production Supervisor at Dawn Food Products
- MBA, Duke University
- BS (Chemical Engineering), University of Colorado Boulder



Taehee Han
Head of Strategic Partners

- Former R&D Manager at Nissan
- Ph.D. (Energy Engineering), University of North Dakota



Uday Kasavajjula
Director of Product Development

- Former Lithium-Ion Cell Team Lead at Enevate and Principal Engineer at Johnson Controls
- Ph.D. (Chemical Engineering), Tennessee Technological University
- MS (Chemical Engineering), Tennessee Technological University



Luke Anderson
Director of Automation

- Former Controls Lead and Automation Engineer at NFT (Nuclear Filter Technology)
- BE (Mechanical Engineering), Colorado School of Mines



Sikandar Iqbal
Director of Process Engineering

- Former Manufacturing Engineer at Saft America
- Former Senior Consultant at ECO Energy Conversion
- MS (Chemical Engineering), Lehigh University

Solid Power | DCRC
11

Highly Experienced Pro Forma Board

SLDP



Solid Power

Doug Campbell

Executive Chairman, Co-Founder / CEO

- Startup veteran with extensive experience in defense, space and energy storage
- Previous Founder, CEO and Chairman of Roccor and Co-Founder of i2C Solutions
- MS (Civil Engineering), University of New Mexico



Rainer Feurer

Member of the Board of Directors, BMW

- 23 year career at BMW group including various roles in Sales, Strategy, M&A and his current position as SVP of Corporate Investments
- In addition to BMW, Rainer serves on the board of BMW Brilliance Automotive, Spotlight, HERE Technologies, FREE NOW, PARK NOW, CHARGE NOW
- Ph.D. (Strategic Management), Cranfield University, MBA, BS



Ted Miller

Manager, Ford

- Manager of Electrification Subsystems and Power Supply Research with global responsibility for Ford battery technology research and development
- 25-year veteran of Ford Motor Company with prior lithium battery experience at SAFT America
- Bachelor's in chemistry, Indiana University



Solid Power

Dave Jansen

President

- Experienced hardware executive with experience in Venture Capital and Angel Investing
- Former President and CEO, Advanced Distributed Sensor Systems, Inc.
- BS (Electrical Engineering), University of Arizona



AirAccess

Steve Goldberg

President, Air Access

- Former Operating Partner, Venrock, first-tier venture firm
- Multiple CEO / Board Director roles
- Co-Founder, DataRunway, Inc.
- Vice President at Nokia, Vice President / GM at Cylink
- Ph.D., Electrical Engineering, UC Santa Barbara
- MS, BS (Electrical Engineering), Washington University, St. Louis



VOLTA

David Schroeder

Chief Technology Officer, Volta

- Proven track record of successfully taking products from early concept to commercial launch
- Independent consultant for new technology efforts and energy efficiency standards
- Ph.D. (Material Science and Engineering), University of Illinois



DCRC+ WRG

Erik Anderson

CEO, Decarbonization Plus Acquisition Corp III

- CEO and Founder of WestRiver Group
- Proven investment history in growing, scalable businesses disrupting established industries
- MS (Industrial Engineering), Stanford University
- BS (Industrial Engineering), Stanford University



SOLVAY

Matt Jones

Managing Director North America, Solvay Ventures

- 20 years of venture capital investing in energy and material technologies
- Start-up companies in the energy storage, solar, smart grid, and transportation sectors
- MBA, Duke University
- BS (Mechanical Engineering), University of California, Davis



DCRC+ RIVERSTONE

Robert Tichio

Chairman, Decarbonization Plus Acquisition Corp III

- Partner, Riverstone Holdings LLC
- Goldman Sachs Principal Investments Area
- J.P. Morgan M&A Group
- MBA, Harvard Business School
- BA, Dartmouth College

Solid Power | DCRC+
12

Table of Contents Compelling Market Opportunity Products and Technology Commercialization Roadmap Financials and Valuation Appendix Supplemental Technical Data 13

Compelling Market Opportunity Section 1 14

Compelling Market Opportunity The Electric Vehicle Transition is Underway When produced at scale, All-Solid-State Batteries are expected to rapidly capture significant market share Annual Global Passenger EV Sales EV Battery Total Addressable Market1 (Millions of Vehicles Sold) ($ in Billions) 45 50% 40 45% 100% EV adoption 40% $490bn TAM 35 Global 35% 30 EV 30% Penetration 25 2035 25% 20 20% 15 15% as % of Sales $220bn TAM 10 10% 5 5% 0 0% 2020 2025 2030 2035 Source: Bloomberg NEF. 15 1. Based upon BNEF’s estimates of global electric and non-electric vehicle production in 2035. Battery opportunity assumes 70 kWh pack sizes and $75 / kWh. 15

Compelling Market Opportunity Superior Energy Density is Central to the Pursuit of All-Solid-State 1600 Technologies on Solid Power product roadmap ASSB: Li Metal + Next Gen Cathode 1400 Performance LiNi0.5Mn1.5O4 LiNiPO4 Improvement Projected Tesla 1200 4860 cells 1000 1 2 / L 3 800 NMC (811) WH NCA90 NCA90 Ultra-low cost 600 NMC (622) NMC (811) NMC (811) 400 Li-Ion ASSB: Li Metal 200 0 0 100 200 300 400 500 600 700 WH / Kg Source: Bloomberg NEF and Solid Power. Note: The NMC (811) references in the graphic are for two different cell formats. The slightly lower volumetric energy density is for a pouch format and the slightly higher for a prismatic format (presumably stacked). NCA90 is in a cylindrical cell. All are based on real world energy densities. All comparisons in light blue are for prismatic cells. Solid Power cell performance metrics are initial commercialization design targets. 1 High-Content Silicon. 2 Lithium Metal. 3 Next Gen Cathode. 16

Compelling Market Opportunity

Auto OEMs are Committed to the Solid-State Value Proposition

TOYOTA

"The technology is a potential cure-all for the drawbacks facing electric vehicles that run on conventional lithium-ion batteries, including the relatively short distance traveled on a single charge as well as charging times"

DAIMLER

"Our new, state-of-the-art articulated buses are making an important contribution to climate protection and the transition of transportation away from combustion engines. They are an important element of climate-friendly mobility"

RIVIAN

"The automaker is searching for manufacturing engineers to develop solid-state batteries. The five positions currently listed are all for Rivian's Palo Alto facility in California. Solid-state batteries have been touted for their potential of higher capacity compared to conventional lithium-ion batteries EV automakers currently use"

NIO

"The company announced a massive 150kWh battery with a difference. For a while now the industry has lusted after solid state batteries. These are heralded as being the next big innovation in electric vehicle batteries, as they offer much higher energy density, great cycle life, lower costs and can accept a faster rate of charge"

HONDA

"Honda is planning to completely phase out internal combustion engines from its North American lineup by 2040…. That means a combination of battery-electric and fuel-cell models will add up to 100% of its sales by that time."

Solid-State Batteries are the key to Auto OEMs realizing battery electric vehicle goals

"South Korean auto conglomerate Hyundai Motor Group aims to release 12 new electric vehicle models by 2025, solid-state battery-equipped car by 2030 to achieve a global EV market share of 10 percent by 2040"

HYUNDAI

"Automakers are pairing off with battery companies to try to win the race to develop an electric vehicle battery that costs less and has a much longer range… Honda and Jaguar Land Rover, among other companies, are working with Ilika of the United Kingdom"

JAGUAR **LAND ROVER**

"The Alliance of Renault, Nissan, and Mitsubishi is working on solid-state batteries and aims to deploy these 'before 2030, and by 2025 if possible.' Solid-state batteries are the new hope of the car industry that still aims for long range electric vehicles"

RENAULT **NISSAN** **MITSUBISHI**

"Full capacity for solid-state batteries could be achieved in 2028, or just in time for the Volkswagen Group's wholesale switch to electrified powertrains"

VW

"Vietnamese electric car startup VinFast has announced a joint venture with Taiwanese battery cell manufacturer ProLogium to accelerate the commercialization of solid-state battery-electric cars in Vietnam"

VINFAST

Source: Press releases and news articles.

Solid Power | DCRC
17

Compelling Market Opportunity And Our Partners Have Chosen… … the Platform 18

Compelling Market Opportunity

The All-Solid-State Value Proposition

Step function improvements over lithium-ion projected in essential areas

Vehicle range[1]
482 miles
(↑ 80%)

Safety
Not-volatile due to removal of all liquid and gels

Cycle life
1,000+ cycles
(369,000 miles)

Power[1]
922 HP
(↑ 15%)

Calendar life
>2x
(Li-ion: 8 years)

Cost
Simplified and lower cost packs
Reduced warranty cost
Vehicle design flexibility

Charge rate
<20 minutes
(10 → 90% charge)

Environment
No material recycling concerns

ASSB Price Net of Incremental Value to Auto OEM[2]

$/kWh cell price


$142 / kWh
$85 / kWh
↓ 10-20%
↓ 0-5%
↓ 5-10%
$55-70 / kWh
Lithium-Ion Today
Solid Power
Energy Density Premium
Safety Premium
Pack-Level Cost Savings
Net Value Adj. Price

Initial demand driven by premium vehicles | **Rapid mass market adoption expected as cost parity achieved c. 2030**

Source: Solid Power cell performance metrics are initial commercialization design targets for lithium metal anode cell. 1. Comparison based on a 77 kWh lithium-ion pack with cylindrical cells (i.e. Tesla Model 3 Pack) with a system volume of 329 L. Solid Power mileage assumes a constant 329 L system volume delivering 138 kWh with a pack mass of 481 kg, utilizing lithium metal anode cell design. 2. Solid Power estimates.

Solid Power | DCRC
19

Compelling Market Opportunity

The Industry Leaders are Pursuing a Sulfide-Based Solution

Competing electrolyte material pathways to enable All-Solid-State

	Polymer	Oxide	Sulfide	Commentary: Polymer	Commentary: Oxide	Commentary: Sulfide
Conductivity	○	◐	●	• Small temperature performance range requiring additional heating	• Conductivity an order of magnitude lower than sulfide	• Highest ionic conductivity; comparable to liquid electrolytes
Manufacturability	●	○	◕	• Flexible and elastic • Easy to process	• Rigid and brittle • Ceramics require complex and hard to scale sintering • Not practical for catholyte	• Compressible at room temperature • Easy to process
Thermal Stability	◐	●	◕	• Stable up to 120 °C • May require pack-level cooling	• Stable up to 500+ °C	• Stable up to 450 °C
Li Metal Compatibility	◐	●	◕	• Does not only conduct Li ions which complicates Li plating	• Chemically stable but dendrite prevention is a challenge	• Composition must be designed to create stable passivating interface with Li metal
Moisture Stability	◐	◔	○	• Use water-reactive salts	• Requires surface coatings and / or moisture free processing • Degradation hurts performance, but no safety hazards	• Moisture exposure forms H_2S • Bare-powder concern; easily-controlled in manufacturing • Limited reactivity in cells
Representative Companies	BOLLORÉ, ionic MATERIALS, Hydro-Québec	QuantumScape, AGC, ion Storage Systems, ProLogium, NGK	Solid Power, TOYOTA, HYUNDAI, MITSUI KINZOKU, SAMSUNG, idemitsu, LG, Panasonic	Sulfides offer the best balance of performance and mass production		

Source: Solid Power estimates.

Solid Power | DCRC
20

Compelling Market Opportunity Industry Leader in Scalable, Truly Solid, All-Solid-State Batteries Proven Manufacturing Industry Validation All-Solid-State Process Only known company Cell performance No liquids and gels with operating validated by multiple enhances safety and roll-to-roll inorganic Auto OEMs and Tier-1 broadens temperature prototype cell producers performance manufacturing line 21

Compelling Market Opportunity

History of Success

2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021

Inception
Founded in 2012 by Doug Campbell, Conrad Stoldt, and Sehee Lee, spun out from the University of Colorado Boulder with funding from DARPA

ARPA-E Funding
Solid Power and its subcontracting partners receive $4.5mm grant from ARPA-E

Client company of Innosphere Ventures

Contract Secured
Won $2.9mm contract with the Air Force for the development of battery technology for the Intercontinental Ballistic Missile

Exclusive licensing
The Department of Energy's Oak Ridge National Laboratory and Solid Power sign exclusive agreement licensing lithium-sulfur materials

1st Development Agreement Signed
Development of 1 Ah cell, >250 Wh / kg with BMW

OEM Buy In
In December of 2017, announced partnership with the BMW Group to jointly develop Solid Power's solid-state batteries for EV applications, specifically high performance EVs

Series A Funding
Announced closing of first round of equity-based financing in September of 2018, providing validation and capital from world-class partners. Until this point, the company had not raised any equity-based financing

Ford, VOLTA, SAMSUNG, Hyundai CRADLE, SANOH, A123 Systems

Long-term Partnership
Secured with Solvay Ventures

Tangible Progress...
Delivery and validation of 0.2 Ah cells by OEMs in the second half of 2019

Pilot Production Line
Continuous process becomes operational in early 2020

...and Rapid Innovation
Delivery and validation of 2Ah cell by OEMs in the second half of 2020

Produced 320 Wh / kg 20 Ah cells on production equipment, outperforming commercially available lithium-ion energy densities

Poised for the Future
Announced Series B funding and Joint Development Agreements with OEM partners

The BMW Group and Ford Motor Company aim to utilize Solid Power's low-cost, high-energy all-solid-state battery technology in forthcoming electric vehicles

Technological Advancements

- Began Full-Force Development of Sulfide-Based Solid Electrolytes
- Electrolyte Operates Safely at Temperatures of ~150 °C
- Developed the 22-Layer Cell

Solid Power | DCRC
22

Products and Technology Section 2 23

Products and Technology Two Product Groups Sulfide Solid Electrolytes Energy Dense Pouch Cells Proprietary solid electrolytes tuned Proprietary design and production for high conductivity and lithium of industry leading all-solid-state metal stability cells Best all-around performing solid Low-cost and scalable electrolyte materials Capital intensive Low-cost and scalable Intend to utilize Tier-1 cell suppliers Capital light with attractive margins as licensed commercialization Can be sold to entire universe of partners companies pursuing their own Will be sold to Ford and BMW and sulfide-based all-solid-state batteries compete for other Auto OEMs Other OEMs 24

Products and Technology The Most Advanced Known Solid Electrolytes Only Solid Power develops and produces at pilot scale and tests in large format cells on a scalable production line Conductivity Best all-around solid electrolyte materials produced using low-cost, scalable processes All precursors are common, commercial-grade materials produced in very large quantities, Low Density Li Metal Stability except Li2S—Li2S production is expected to significantly increase with commercialization of sulfide all-solid-state batteries Li2S precursor is being developed in-house and via partners—Designed for low cost and optimized for mass production—A portion of Li2S production will occur in-house Ni-Rich Cathode Currently producing up to 100 kg per month of solid electrolyte, which will need to be scaled Dendrite Resistance Compatibility to 500,000 kg per month by vehicle start of production Solid Power is researching more innovative, high throughput electrolyte processes to further drive competitive advantage R&D Current LiSiPSCl LLZO Material Solid Power’s current electrolyte and future R&D chemistry is posed to outperform competing sulfides Solid Power’s electrolytes offer the best combination of conductivity and cell-level performance 25

Products and Technology One Flexible All-Solid-State Platform Solid Power’s solid electrolyte can accommodate existing and prospective cathode and anode materials Core Technology: Flexible platform allows use of alternative anode + cathode materials to suit specific performance requirements Solid Electrolyte Unique variants tuned as electrolyte, catholyte and Silicon Based Anodes anolyte products High charge rates & lower temperature capability Lithium Metal Anodes Solid High energy Anolyte Anode High-Content Silicon Solid Electrolyte Ultra-Thin Lithium Metal Solid Intercalation-Type Cathodes Electrolyte Solid Electrolyte Industry-standard & commercially mature Cathode NMC 811 NMC 811 Solid Catholyte Conversion-Type Cathodes Low cost & high specific energy Electrolyte advancements through R&D are expected to benefit all anode and cathode chemistries 26

Products and Technology

Solid Power Product Roadmap

High-content silicon anode battery accelerates and de-risks delivery of industry leading technology to auto OEMs


390 Wh / kg, 930 Wh / L
1,000+ cycle life[1]
<15 min charge[1] (10 → 90%)
High-Content Silicon
Anode Current Collector
Anode
Separator
Cathode
Cathode Current Collector
High-Content Silicon
Solid Electrolyte
NMC 811
Solid Anolyte
Solid Catholyte
440 Wh / kg, 930 Wh / L
1,000+ cycle life[1]
<20 min charge[1] (10 → 90%)
Lithium Metal
Ultra-Thin Lithium Metal
Solid Electrolyte
NMC 811
Solid Catholyte
560 Wh / kg, 785 Wh / L
1,000+ cycle life[1]
<30 min charge[1] (10 → 90%)
Next Gen Cathode
Ultra-Thin Lithium Metal
Solid Electrolyte
Next Gen.
Solid Catholyte

Multi-product roadmap specifically geared to satisfy Auto OEM objectives of early and sustained success

Note: Lithium metal anode portrayed in the fully-charged state. Solid Power cell performance metrics are initial commercialization design targets.
1. Solid Power estimates.

Solid Power | DCRC
27

Products and Technology Superior Performance and Value Expected to Drive Mass Market Adoption 77 kWh pack: Today’s lithium-ion vs. Solid Power High-Content Silicon Lithium Metal Anode Product Anode Product Today’s % Today’s % Lithium-Ion Improvement Lithium-Ion Improvement System System 329L 184 L 44% 329L 184 L 44% Volume Volume System System 499Kg 304 Kg 39% 499Kg 269 Kg 46% Mass Mass Range 266 Miles 304 Miles 14% Range 266 Miles 308 Miles 16% Charge 15Min <15 Min Parity Charge 15Min <20 Min Parity Cost1 $10,934 $6,545 40% Cost1 $10,934 $6,545 40% Safety2 EUCAR ≤ 4 EUCAR ≤ 2 Cost Savings Safety2 EUCAR ≤ 4 EUCAR ≤ 2 Cost Savings Note: Analysis based on 77 kWh pack. Today’s lithium-ion figures are representative of 77 kWh pack with cylindrical cells (i.e.Tesla Model 3 Pack). Solid Power cell performance metrics are initial commercialization design targets. 28 1. Reduction in cost at cell level only. 2. European Council for Automotive R&D safety ratings. See slide 52 for EUCAR definitions. Additional savings from safety are expected but have not yet been quantified. 28

Products and Technology

Proven MWh-Scale Prototype Production Line

Nearly identical production process to lithium-ion; future lithium-ion process improvements expected to be transferable


Electrode manufacturing
Slurry Mix
Slot Die Coating
Drying
Electrode Slitting
Calendaring / Lamination
Assembly
Stamping
Stacking
Consolidation Weld
Packaging
Filling
Conditioning
Pre-Formation
Aging
Degassing
Formation
Final Storage
Characterization & QC
Lithium-ion process steps removed in solid-state production

- Since inception, compatibility with lithium-ion manufacturing processes has been fundamental to Solid Power's strategy, driving the selection of a sulfide-based solution and subsequent R&D
- Utilizes industry standard lithium-ion production processes and equipment
  - Substantially de-risks commercial success
  - Allows for rapid deployment of technology among early adopter platforms
  - Existing production lines can be transitioned as market demand grows (est. at 10% of cost of new plant)
  - Minimal historical and future capex requirements to prove commercialization
- Existing lithium-ion production infrastructure accommodates sulfide solid electrolyte moisture sensitivity
- Solid Power's process eliminates electrolyte filling and formation cycling, which account for approximately 5% and 30% of capex in typical GWh-scale lithium-ion facility, respectively
  - Removing 1.5 to 3-week formation process further improves Solid Power throughput
- Roll-to-roll production line will have successfully produced 0.2 Ah, 2 Ah and 20 Ah form factors and Li Metal and Si anode cells by end of 2021
  - Production line can be easily transitioned between Li Metal and Si anode cells

Solid Power is positioned to deliver superior cells at scale

Source: Adapted from Bloomberg NEF.

Solid Power | DCRC
29

Products and Technology CLICK HERE TO LEARN MORE ABOUT OUR SOLID POWER CELL PILOT LINE 30

Products and Technology

Defined Path to Lithium-Ion Cost Parity

Solid Power's All-Solid-State Batteries cells - costs vs. time


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Cell cost breakdown (%)
2020
2021
2022
2023
2025
2027
A
B
C
Materials
Labor costs
Depreciation
Electricity
Land
Transportation

- (A)
  - 6.5 MWh / yr prototype pilot line
  - Auto A and B Sample phases
- (B)
  - 100 MWh / yr pre-production line
  - Auto C and D Sample phases
- (C)
  - 10 GWh / yr line
  - Vehicle start of production

Cell-Level Price Comparison


$142 / kWh
Pack prices expected to add a further $25-$30 / kWh to lithium-ion costs in 2028;
Solid Power packs expected to be cost advantaged
$85 / kWh
$60 Total cell BOM
$35 Cathode active materials
Lithium-Ion
Today
Solid Power (1)

- Cell costs are currently dominated by labor and Li-precursor materials
- Cell bill of materials cost ("BOM") are expected to have three major inflection points in purchase volumes related to cell production:
  - Prototype pilot line with production up to 6.5 MWh per year (existing)
  - C and D Sample production, at 100 MWh per year (likely via a third-party)
  - Automotive introduction at 10 GWh per year
- Greatest cost improvements are expected to come via supply chain development, purchasing scale, and targeted vertical integration
  - Today's lithium-ion and Solid Power's high-content silicon and lithium metal anode cells will share common cathode active material
- At automotive scale, Solid Power's BOM is expected to approach $60 / kWh and be dominated by cost of cathode active material (similar to lithium-ion)
  - Cathode active material ~58% of total BOM
  - As Solid Power transitions to next generation cathode active materials, its $ / kW advantage over lithium-ion batteries has the potential to be a further step function improvement
    - Current Cathode Active Material: ~$35 / kWh (80% Ni intercalation-type)
    - Next Gen Cathode Active Material: ~$3 / kWh (Conversion–type)

Source: Bloomberg NEF and company estimates.
1. Solid Power's initial commercialization design targets for lithium metal anode cell.

Solid Power | DCRC
31

Commercialization Roadmap Section 3 32

Commercialization Roadmap Uniquely Positioned for Rapid Development and Scaleup Solid Power is focused across the core value chain Key Sulfide-Based All-Solid-State Developers Electrolyte Precursor Production Electrolyte Areas Development Development Electrolyte Production Key Cell Development Cell Production Constant, pure feedback loop allows for more rapid and intelligent iteration 33 33

Commercialization Roadmap

2017 vs Now

2017

Material Development	Pouch Cell	Manufacturing
Charging Rate: 0.1C — Max for rechargeable pouch cells	Energy: 250 Wh / kg — Stack-level specific energy of 0.17 Ah cells	Throughput: ~2 / week — Maximum 1-Ah cell throughput
Power: Up to 3.5ms / cm — Room temperature electrolyte conductivity	Energy / Cost: 100 µm — Separator thickness for rechargeable pack cells	Scale: <1kg — Electrolyte produced per month
Temperature: 70°C — Nominal operating temperature	Scale: 170m Ah — Maximum capacity for rechargeable pack cells	Quality: Hand-built cells with no formal QC steps in place

TODAY

Solid Power

Material Development	Pouch Cell	Manufacturing
Charging Rate: 2C[1] — Max at room temperature — 20x increase	Energy: 320 Wh / kg — As-measured specific energy of 20 Ah cells — 60% increase	Throughput: >100 / week — Maximum 2-Ah cell throughput — 50x scale inc.
Power: Up to 10ms / cm — Room temperature electrolyte conductivity — +3x increase	Energy / Cost: 25 µm[2] — Separator thickness — 75% decrease	Scale: 100kg — Electrolyte produced per month — 100x increase
Temperature: 29°C — Nominal operating temperature — 41°C decrease	Scale: 20 Ah[3] — Current capacity — 133x increase	Quality: Semi-automated production with quality checks throughout — Scaled QC

1. Si anode cells sustain a 2C charge rate at room temperature. 2. Si anode cells incorporate 25 micron separators; Li metal anode cells incorporate 50 microns or higher. 3. Li metal anode cells have been produced at 20 Ah scale. Si anode cells transitioning to the 20 Ah scale in Q3 2021.

Solid Power | DCRC
34

Commercialization Roadmap Pathway to Vehicle Start-of-Production (“SOP”) High-content silicon and lithium metal anode development timelines Pre A-Sample A-Sample B-Sample C-Sample D-Sample 2020 2021 2022 2023 2024 2025 2026 2027 Product Solid Electrolyte Refine Product Mass Production High-Content Silicon Anode Cell Cell: 2 Ah-20 Ah Cell: 100 Ah Design Validation Execute Production Validation Build SOP Li Metal Anode Cell Cell: 2 Ah-20 Ah Cell: 100 Ah Design Validation ExecuteProduction Validation Build SOP Note: Refer to slide 49 for definitions of Sample stages. 35

Commercialization Roadmap

High-Content Silicon Anode Battery Roadmap

Improvements in cell-level energy achieved through well-defined cell design optimization plan


Anode Current Collector
Anode
High-Content Silicon
Solid Electrolyte
Cathode
NMC811
Cathode Current Collector
Anode Composite
Anolyte
Electrolyte
Conductive Carbon
Active Material
Catholyte
Binder

Pre A-Sample	A-Sample Target	B-Sample Target
320 Wh / kg, 740 Wh / L[1] Pouch Energy Density	340 Wh / kg, 770 Wh / L Pouch Energy Density	390 Wh / kg, 930 Wh / L Pouch Energy Density
2C Room temperature max charge rate	3C Room temperature max charge rate	3C+ Room temperature max charge rate

Key Design Optimizations
(Pre-A Sample to A-Sample)

- ✓ Increase footprint and number of layers
- ✓ Decrease stack pressure requirement
- ✓ Match small pouch cell performance on higher throughput 100 Ah cell pilot line
- ✓ Minimize resistance within layers

Key Design Optimizations
(A-Sample to B-Sample)

- ✓ Increase mAh / cm²
- ✓ Decrease separator thickness
- ✓ Increase cathode specific capacity

Today

Commercial Design Freeze

Note: All energy densities based on volumes of fully-charged cells. Refer to slide 49 for definitions of Sample stages.
1. Projected to 100 Ah cell based on cell stack-level values 340 Wh / kg and 900 Wh / L.

Solid Power | DCRC
36

Commercialization Roadmap

Lithium Metal Anode Battery Roadmap

Improvements in cell-level energy achieved through well-defined cell design optimization plan



Anode Current Collector
Anode
Ultra-Thin Lithium Metal
Solid Electrolyte
Cathode
NMC811
Cathode Current Collector
Li Metal
Electrolyte
Conductive Carbon
Active Material
Catholyte
Binder

Pre A-Sample	A-Sample Target	B-Sample Target
320 Wh / kg, 550 Wh / L[1] Pouch Energy Density	360 Wh / kg, 760 Wh / L Pouch Energy Density	440 Wh / kg, 930 Wh / L Pouch Energy Density
C / 10 Room temperature max charge rate	1C Room temperature max charge rate	2C+ Room temperature max charge rate

Key Design Optimizations
(Pre-A Sample to A-Sample)

- ✓ Increase footprint and number of layers
- ✓ Minimize resistance within layers
- ✓ Improve charge rate capability at low temperatures
- ✓ Decrease separator thickness
- ✓ Decrease stack pressure requirement
- ✓ Increase cathode specific capacity

Key Design Optimizations
(A-Sample to B-Sample)

- ✓ Increase mAh / cm^2
- ✓ Decrease separator thickness
- ✓ Increase cathode specific capacity

Today

Commercial Design Freeze

Note: All energy densities based on volumes of fully-charged cells. Refer to slide 49 for definitions of Sample stages.
1. As measured in 20 Ah cell.

Solid Power | DCRC
37

Financials and Valuation Section 4 38

Financials and Valuation

Pro Forma Equity Ownership

US$ in millions, unless otherwise stated

Sources and Uses

SOURCES	
DCRC Cash In Trust[1]	$350
PIPE Proceeds	165
Rollover Equity	1,239
Existing Cash and Equivalents[2]	124
Total	**$1,878**

USES	
Rollover Equity	$1,239
Cash to Balance Sheet[1]	599
Deal Expenses	40
Total	**$1,878**

Commentary[1]

- $350 million DCRC cash in trust + $165 million PIPE
- $1.2 billion pro-forma enterprise value
  - Implied 0.7x 2028E Revenue and 2.6x 2028E EBITDA
- Strong balance sheet with an estimated $599 million cash upon closing of the transaction
  - Fully financed business plan with flexibility to accelerate growth organically and via M&A

Capitalization

SHARE PRICE	$10.00
Pro Forma Shares Outstanding[3]	184.2
Equity Value	$1,842
Less: Pro Forma Net Cash	(596)
Enterprise Value	**$1,246**

Pro Forma Ownership[3,4]


Solid Power Existing Shareholders
67%
DCRC Shareholders
19%
Founder Shares
5%
PIPE Investors
9%

1. Assumes no redemption by DCRC's public stockholders. 2. As May 31, 2021. 3. Comprised of 123.9 million shares owned by existing Solid Power shareholders, 16.5 million PIPE shares, 35.0 million DCRC shares outstanding and 8.8 million Founder Shares. DCRC shares outstanding subject to exercise of redemption rights in connection with DCRC shareholder vote. 4. Excludes public and private warrants of DCRC.

Solid Power | DCRC
39

Financials and Valuation

Summary Projected Financials

US$ in millions, unless otherwise stated

	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E
VOLUMES								
3RD PARTY MANUFACTURING (GWH)				0.1	0.4	6	50	80
ELECTROLYTE MATERIAL (TONNES)				50	200	3,000	25,000	40,000
INCOME STATEMENT								
CELL REVENUE	$0	$1	$2	$0	$1	$20	$170	$272
ELECTROLYTE REVENUE	0	1	1	8	30	105	875	1,400
OTHER REVENUE	2	1	1	2	2	7	2	2
TOTAL REVENUE	**$2**	**$3**	**$4**	**$10**	**$33**	**$132**	**$1,047**	**$1,674**
% GROWTH		54%	46%	127%	239%	297%	691%	60%
TOTAL GROSS PROFIT	($0)	($1)	($0)	$7	$27	$48	$373	$596
GROSS MARGIN %	NM	NM	NM	76%	81%	36%	36%	36%
EBITDA[1]	**($21)**	**($39)**	**($40)**	**($32)**	**($6)**	**$14**	**$302**	**$480**
EBITDA MARGIN %	NM	NM	NM	NM	NM	10%	29%	29%
CAPEX	($19)	($36)	($35)	($40)	($100)	($70)	($70)	($50)
FREE CASH FLOW[2]	**($37)**	**($73)**	**($72)**	**($69)**	**($102)**	**($56)**	**$209**	**$317**

~800k vehicles annually (assumes 100kWh pack)

- ~10% market share of BMW and Ford's 7.8mm vehicle sales
- <1% share of 90+mm vehicle TAM[3]

Commentary

- Fully-funded business through and beyond vehicle SOP (2026E) and self-funding beyond
- Solid Power to manufacture electrolyte materials and license cell designs and manufacturing IP to Tier-1 cell manufacturers for actual cell production
- Production volumes based upon preliminary feedback from partners
- High margins and relatively modest near-term negative free cash flow profile reflect Solid Power's unique technology and capita- light model

1. Operating profit plus depreciation. 2. EBITDA plus interest income less increase in net working capital, capex and income taxes. 3. International Organization of Motor Vehicle Manufacturers. Based on 2019 global vehicle prediction, includes cars and commercial vehicles.

Solid Power | DCRC
40

Financials and Valuation

Considering a Framework for Solid Power's Valuation

Solid Power		✓ Leading ASSB Platform Technology ✓ Long-Standing Partnership – Ford and BMW ✓ Proven Roll-to-Roll Manufacturing Capability ✓ Capital Light Business Model ✓ Robust Margins ✓ Compelling Valuation	256% 2026 - 28 Revenue CAGR	29% 2028 EBITDA Margin	0.7x EV / 2028 Revenue
Battery Technology	QuantumScape	✓ Engaged in the development of semi-solid-state batteries × Capital intensive business model	384% 2026 - 28 Revenue CAGR	25% 2028 EBITDA Margin	1.8x EV / 2028 Revenue
LiDAR	LUMINAR Velodyne	✓ Value added technology components ✓ Capital light business models ✓ Levered to electrification and ESG tail winds	117% 2023 - 25 Revenue CAGR[1]	31% 2025 EBITDA Margin[1]	7.0x EV / 2025 Revenue[1]
Hydrogen	BALLARD PLUG POWER	✓ Technology and industry disruptors ✓ Growing into massive TAM	45% 2023 - 25 Revenue CAGR	17% 2025 EBITDA Margin	8.5x EV / 2025 Revenue
EV Enablers[2]	TESLA CATL	✓ Market leading battery manufacturers × Capital intensive business model • **Established high growth companies; ~5 years ahead of Solid Power**	29% 2021 - 23 Revenue CAGR	21% 2023 EBITDA Margin	7.7x EV / 2023 Revenue

Source: FactSet as of June 11, 2021. Median statistic shown for public company groups.
1. Velodyne represents 2022 - 24 Revenue CAGR, 2024 EBITDA margin and 2024 Revenue multiple. 2. Primary basis for multiples used in discounted enterprise value analysis.

Solid Power | DCRC
41

Financials and Valuation Valuation Benchmarking EV / Revenue Battery LiDAR Hydrogen EV Enablers Transaction Value Technology at Announcement 10.4x 9.4x 8.3x 8.7x 5.9x 3.5x 3.6x 1.8x 0.5x 2.3x 0.7x 0.5x 2028 2028 2025 2024(2) 2025 2025 2023 2023 (1) EV / EBITDA Battery LiDAR Hydrogen EV Enablers Transaction Value Technology at Announcement 68.5x 44.9x 39.9x 29.4x 23.7x 3.3x 20.0x 10.5x 7.1x 7.9x 2.6x 2.0x 2028 2028 2025 2024(2) 2025 2025 2023 2023 (1) Source: FactSet as of June 11, 2021. 1. Based on at transaction financial estimates. 2. No public 2025 estimates available. 42

Financials and Valuation Operational Benchmarking Revenue CAGR Battery LiDAR Hydrogen EV Enablers Technology 384% 256% 3.3x 154% 80% 48% 42% 37% 22% 2026 -28 2026 -28 2023 -25 2022 -24(2) 2023 -25 2023 -25 2021 -23 2021 -23 (1) EBITDA Margin Battery LiDAR Hydrogen EV Enablers Technology 44% 29% 25% 3.3x 22% 21% 20% 18% 12% 2028 2028 2025 2024(2) 2025 2025 2023 2023 (1) Source: FactSet as of June 11, 2021. 1. Based on at transaction financial estimates. 2. No public 2025 estimates available. 43

Financials and SOLID POWER Valuation Solid Power Offers a Compelling Valuation with Significant Upside Post-Money Discounted Future Enterprise Value Enterprise Value Enterprise Value Multi–Pronged Platform Upside $16.7bn $10.0bn Apply a range of 6.0x – 10.0x EV / Revenue multiple to Solid Power’s $6.7bn 2028E revenue ($1.7bn) to arrive at an implied Future Enterprise Value ~332% Midpoint Premium Future value enterprise range is $4.0bn discounted 5 years to arrive to an $1.2bn implied discounted value range Post-Money Discounted 5 Years 6.0x – 10.0x TEV / Enterprise Value (2026 to 2021) T + 2 Revenue at 20% (2028 revenue in 2026) 44

Appendix 45

Appendix

Validation from Automotive OEMs

Automotive OEMs recognize the importance of All-Solid-State to the future of EVs and Solid Power's leadership

BMW Overview

- German premium vehicle manufacturer with ~2.3m premium vehicles sold by BMW Group in 2020
- 700,000 vehicles with electrified drive trains on roads by end of 2020; BMW expects that more than 50% of its sales in 2030 will be electrified vehicles
- EUR 6.3 bn invested in R&D activities in 2020 – including focus activities in the fields of electrification, battery research, digitalization

Key brands

Partnership History

- ✓ Relationship dating back to 2016 conducting all-solid-state battery research and development
- ✓ Announced partnership with Solid Power to jointly develop all-solid-state battery technology in 2017
- ✓ Expanded partnership with Solid Power in 2021 with Series B investment and joint development agreement for full-scale 100 Ah cells for testing and vehicle integration

Ford Overview

- American vehicle manufacturer with ~4.5mm vehicle retail sales and ~4.2mm vehicle wholesales in 2020
- Ford is expected to produce ~600k EVs by 2030 and 2.3mm EVs by 2040 (50% of sales)
- Committed to invest at least $22Bn through 2025 to deliver connected, electric vehicles, nearly twice its previous EV investment plans

Key brands

Partnership History

- ✓ Ford participated in Solid Power's Series A funding in 2018, providing plan validation and capital
- ✓ Announced investment and partnership in 2019 to jointly develop all-solid-state batteries via Solid Power's roll-to-roll production line
- ✓ Expanded partnership with Solid Power in 2021 with Series B investment and joint development agreement for full-scale 100 Ah cells for testing and vehicle integration

Solid Power

"Ford and BMW now share leading positions in the race for all solid-state battery-powered electric vehicles.

Solid Power will begin producing automotive-scale batteries on the company's pilot production line in early 2022 as a result of our partners' continued commitment to Solid Power's commercialization efforts."

Doug Campbell – CEO and co-Founder of Solid Power

"Being a leader in advanced battery technology is of the utmost importance for BMW. The development of all solid-state batteries is one of the most promising and important steps towards more efficient, sustainable, and safer electric vehicles. We now have taken our next step on this path with Solid Power.

Together we have developed a 20 Ah all solid-state cell that is absolutely outstanding in this field. Over the past 10 years BMW has continuously increased the battery cell competence– important partners like Solid Power share our vision of a zero-emission mobility."

Frank Weber – Member of the Board of Management

"Solid-state battery technology is important to the future of electric vehicles, and that's why we're investing directly.

By simplifying the design of solid-state versus lithium-ion batteries, we'll be able to increase vehicle range, improve interior space and cargo volume, deliver lower costs and better value for customers and more efficiently integrate this kind of solid-state battery cell technology into existing lithium-ion cell production processes"

Ted Miller – Manager of Electrification Subsystems and Power Supply Research

Recent JDAs represent shift from collaborative R&D to vehicle integration programs

Solid Power | DCRC

46

Appendix Solid Power Battery Ecosystem Partnering Across the Supply Chain Innovating Where it Matters Leveraging Our Core Competencies Material Suppliers & Producers 1 Solid Power Electrolyte Sourcing and Production Solid Power Electrolyte Catholyte Next Gen Active of Cell Materials Cell Design / Processing Cathode Material Electrode Design Future Li2S Production Partners Cell Design Cell Producers 2 Lithium Foil Lamination Future Cell Production Partners Ecosystem Partners Production Equipment Design Anode Cathode Active Material Cathode Binder 3 Auto OEMs Slurry Composition Joint Development Agreements Cooperative R&D Lithium Electrolyte Interface 47

Appendix

Key Performance Metric Definitions

Category	Description
Energy Density	Measure of how much energy a battery contains relative to its weight (Wh / kg) or volume (Wh / L)
Power Density	Measure of the max rate of charge / discharge per weight of battery
Charge Rate	Time (in minutes) it takes to recharge the battery often defined as the C Rating; a battery with a 1C rate will take 60 minutes to full charge
Cycle Life	Number of charge and discharge cycles that a battery can sustain until its capacity falls below 80% of the original capacity
Calendar Life	The time for which a battery can be stored, as inactive or with minimal use, such that its capacity remains above 80% of the original capacity
Operating Temperature	Ability of the battery to perform across a wide range of temperatures, particularly are ambient and low temperatures; EVs use thermal management systems to support stable operation in required temperature ranges
Safety	Robustness of cell design and operation with respect to minimizing the risk of fire or explosion on battery failure
Conductivity	Measure of how electrical current moves within the solid electrolyte in Siemens per meter (S / m)
Manufacturability	Ease of processability to work electrolyte into a battery cell in a scalable process
Thermal Stability	Stability of electrolyte material over a wide temperature range, especially at high temperatures
Li Metal Stability	Degree of reactivity / interfacial resistance the solid electrolyte has with a Li Metal anode
Moisture Stability	Degree of reactivity the solid electrolyte has with moisture or water

Solid Power | DCRC
48

Appendix

A-D Sample Definitions

Category	Description	Use	Solid Power Cell Format
Pre-A Sample	Proof of concept	Proof of concepts or functions to ensure basic requirements as a product or process	0.2 Ah, 2 Ah & 20 Ah prototypes
A-Sample	Cell Concept Validation (CV) based on customer requirements	Probe multiple designs and material combinations to test performance against customer requirements	Full Scale 100 Ah
B-Sample	Cell Design Validation (DV)	Cell materials and design are frozen and the sample performance meets customer specifications	Full Scale 100 Ah (Module and pack testing and validation begins)
C-Sample	Cell Process Validation (PV)	Final design (B-Sample) manufactured on production tooling and cell meets customer specifications	Full Scale 100 Ah (pack testing continues and vehicle integration for prototypes)
D-Sample	Production Validation (PV+)	Full cell production at rate with needed quality and process certifications	Full Scale 100 Ah (vehicle level testing)
Product	Sales product	Supply customer at requested volumes	Full Scale 100 Ah (full production)

Note: Solid Power follows a stage gate product development approach guided by APQP (Advanced Product Quality Planning).

Solid Power | DCRC
49

Appendix

Solid Power Manufacturing Process Savings

Eliminating formation cycling is crucial to the ASSB process


Conditioning
Pre-formation
Aging
Degassing
Formation
Final storage
Removal of 80% of Conditioning steps
Conditioning
Final storage

=

Eliminates ~29% of capex in a typical GWh-scale Li-Ion production plant


Eliminated
29%
Filling Eliminated
5%
10%
1%
11%
5%
18%
2%
1%
2%
2%
2%
17%
Receiving and shipping
Materials preparation
Electrode coating
Calendering
Materials handling
Electrode slitting
Vacuum drying
Control laboratory
Cell assembly in dry room
Formation cycling and testing
Module and pack assembly
Rejected cell and scrap

"The largest contributor to processing cost during battery production is the electrolyte interphase formation step...

This process may take up to three weeks, requiring a tremendous number of cycles, floor space and intense energy for the cyclers and environmental chambers."

Oak Ridge
BatPac – Argonne National Lab

Oak Ridge National Laboratory

Source: Argonne National Lab and Solid Power.

Solid Power | DCRC
50

Appendix

All-Solid-State Enables Further Cost Savings at the Pack-Level

Virtual Teardown of a Notional EV Battery Pack


Battery Junction Box
Housing Cover (aluminum sheet)
Aluminum Crash Structure
Housing Tray
Battery Frame
Cooling system
No cooling required, likely just heating
Lower Protection Cover
Cell Module
Battery Management Controller
Safer cells allow for less pack protection removing mass and cost

EV Battery Pack Cost Proportions[1]


17%
6%
3%
5%
9%
60%
Cells
Thermal Management System (TMS)
Batery Management System (BMS)
Cabling and Wiring
Other Components
Assembly

Safer and higher density all-solid-state is expected to yield significant benefits at the pack-level

1. Cairn ERA.

Solid Power | DCRC
51

Appendix

EUCAR Hazard Levels

Cell hazard levels are the outcome of performed safety tests and are classified under the EUCAR Hazard level table

HAZARD LEVEL	DESCRIPTION	CLASSIFICATION CRITERIA & EFFECT
0	No effect	No loss of functionality
1	Passive protection activated	Cell irreversibly damaged and repair needed with no defect, exothermic reaction, thermal runaway or higher level hazards
2	Defect / damage	Cell irreversibly damaged and repair needed with no exothermic reaction, thermal runaway or higher level hazards
3	Leakage, a change in mass of less than 50%	Loss in electrolyte weight of less than than 50% with no higher level hazards
4	Venting, a change in mass of more than or equal to 50%	Loss in electrolyte weight of more than 50% with no higher level hazards
5	Fire or Flame	Exothermic reaction or thermal runaway with no rupture or explosion
6	Rupture	No explosion, but flying parts of the active mass
7	Explosion	Disintegration of the cell

Safety levels are <=4 for:

- ✓ Current state-of-the-art cells
- ✓ Target 2023 mass market, low range cells
- ✓ Target 2030 mass market, high range cells
- ✓ Target 2030 mass market commercial cells

Deemed hazardous

Cells with Hazard levels greater than 4 are a non-starter

Source: European Council for Automotive R&D.

Solid Power | DCRC
52

Supplemental Technical Data

Supplemental Technical Data High-Content Silicon Cell Energy Density: >1000 Wh/ L Path to 100 Ah Si-NMC Pouch Cell with up to 420 Wh/ kg & 1020 Wh/ L (in charged state) Reduced Electrolyte-Separator Thickness Increased Cathode Layer Specific Capacity 450 1100 450 1100 Energy 1000 Energy Today 1000 400 Cell 400 Cell Energy Energy Specific 900 Specific 900 350 350 (Wh/ kg) 800 (Wh/ L) Density (Wh/ kg) 800 (Wh/ L)Density Target Today Target 300 300 Cell 700 Cell 700 250 600 250 600 10 20 30 40 120 140 160 180 Separator Thickness (microns) Cathode Layer Specific Capacity (mAh/ g) Increased Capacity Per Area Increased Anode Layer Specific Capacity 450 1100 450 1100 Today Today Energy 1000 Energy 1000 400 Cell 400 Cell Energy Energy Specific 900 Specific 900 350 350 (Wh/ kg) 800 (Wh/ L) Density (Wh/ kg) 800 (Wh/ L)Density Target Target 300 300 Cell 700 Cell 700 250 600 250 600 3 4 5 6 7 1200 1700 2200 2700 Areal Loading (mAh/ cm2) Anode Layer Specific Capacity (mAh/ g) 54

Supplemental Technical Data Lithium Metal Cell Energy Density: >1000 Wh / L (Deposited Li) Path to 100 Ah Li-NMC Pouch Cell with up to 475 Wh/ kg & 1015 Wh/ L (in charged state) Reduced Electrolyte-Separator Thickness Increased Cathode Layer Specific Capacity 600 1200 600 1200 Today 550 550 Energy 1100 Cell Energy Today 1100 Cell 500Energy 500 Energy Specific 1000 Specific 1000 450 450 (Wh / kg) 900 (Wh / L) Density (Wh / kg) Target 900 (Wh / L)Density 400 400 Target Cell 800 Cell 800 350 350 300 700 300 700 0 10 20 30 40 50 60 120 140 160 180 Separator Thickness (microns) Cathode Layer Specific Capacity (mAh / g) Increased Capacity Per Area Designing for 100 Ah pouch cell >1000 Wh/L 600 1200 7 Today <1000 550 Energy 1100 Wh / L Cell 6 500 Energy (pouch 1000 cell) Areal Specific 450 5 Loading (Wh / kg) 900 (Wh / L) Density >1000 Target (mAh / cm 400 Wh / L 2 Target ) (pouch 4 Cell 800 350 cell) Today 300 700 3 2 3 4 5 6 140 150 160 170 180 190 Areal Loading (mAh / cm2) Cathode Layer Specific Capacity (mAh / g) 55